Exhibit 31.1

CHIEF EXECUTIVE OFFICER’S

CERTIFICATION UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Vincent J. Milano, President and Chief Executive Officer of the registrant, certify that:

1.	I have reviewed this Amended Quarterly Report on Form 10-Q/A of ViroPharma Incorporated;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Vincent J. Milano
Vincent J. Milano
President and Chief Executive Officer

October 27, 2010